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                                                                   EXHIBIT 10.28

                              VISIBLE GENETICS INC.

                          REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT ("REGISTRATION RIGHTS AGREEMENT") is entered into as of December 24, 2001, by and among VISIBLE GENETICS INC., an Ontario corporation (the "COMPANY"), and the purchasers of common shares, without par value, of the Company (the "SHARES") who are identified as "Investors" in that certain Common Shares Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT") and whose signatures appear on the execution pages hereof. The purchasers of the Shares shall be referred to hereinafter collectively as the "Investors" and each individually as an "Investor."

                                    RECITALS

          WHEREAS, the Company proposes to sell the Shares pursuant to the Purchase Agreement;

          WHEREAS, as a condition of entering into the Purchase Agreement, the Investors have requested that the Company extend to them certain registration rights and other rights as set forth below.

          NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Registration Rights Agreement and in the Purchase Agreement, the parties mutually agree as follows:

          1.   DEFINITIONS

          As used in this Registration Rights Agreement the following terms shall have the following respective meanings:

          "CLOSING" has the meaning ascribed thereto under the Purchase
Agreement.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "FORM F-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          "HOLDER" means any Investor or assignee permitted in accordance with
Section 5.3 hereof owning of record Registrable Securities that have not been sold to the public.

          "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

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          "REGISTRABLE SECURITIES" means the Shares or any common shares of the
Company which may be issued with respect to or in substitution for such Shares by reason of dividend, stock split, combination of shares, recapitalization, reclassification or reorganization.

          "REGISTRATION STATEMENT" means any registration statement of the Company that covers the Shares and lists holders thereof as selling shareholders pursuant to the provisions of this Registration Rights Agreement, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference or deemed to be incorporated by reference therein.

          "SEC" or "COMMISSION" means the Securities and Exchange Commission.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          2.   REGISTRATION OF SHARES

               2.1 REGISTRATION STATEMENT. Within 45 calendar days after the date hereof, the Company shall prepare and file with the Commission a Registration Statement on Form F-3 pursuant to Rule 415 under the Securities Act covering the resale of the Registrable Securities. In addition, the Company shall:

                    (a) Use its best efforts to cause such Registration Statement to become effective as promptly as possible, and in any event within 120 calendar days after the date hereof, and to keep such Registration Statement continuously effective until the earlier of (i) such time as all of the Registrable Securities covered by the Registration Statement have been sold or
(ii) such time as all Registrable Securities covered by the Registration Statement may be sold during any 90 day period without registration under the Securities Act pursuant to the exemptions provided by Rule 144 under the Securities Act (the "REGISTRATION PERIOD"). Notwithstanding anything herein to the contrary, the Company may take, or refrain from taking, any action that results in Holders not being able to sell such Registrable Securities pursuant to applicable securities laws during the Registration Period (including, but not limited to, refraining from amending or supplementing the Registration Statement) and/or suspend the effectiveness of the Registration Statement if updating or otherwise amending the Registration Statement, or taking or refraining from taking any other action and/or maintaining the effectiveness of the Registration Statement would require the Company to disclose any material corporate development which disclosure may have a materially adverse affect on the Company ("SUSPENSION RIGHT"). The Suspension Right may not extend for more than 45 consecutive days for any single suspension event, and may not be exercised more than once during any twelve-month period.

                    (b) Prepare and file with the SEC such pre-effective and post-effective amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to cause the Registration Statement to become effective, to keep the Registration Statement continuously effective during the Registration Period and not misleading, and as may otherwise be required or applicable

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under, and to comply with the provisions of, the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the Registration Period.

                    (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, and each amendment or supplement thereto, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them, and correct any deficiency between the preliminary prospectus and the final prospectus, and pay any expenses associated with the recirculation of the final prospectus following the correction of such deficiency unless such deficiency is primarily the result of information provided by one or more Holders or one or more underwriters or any of their respective representatives, in which event the Holders whose shares are included in such Registration Statement shall bear the expense of recirculation.

                    (d) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be necessary to permit the sale of the Registrable Securities; provided, however, that the Company shall not be required to register or qualify any securities in any jurisdiction in which the Company would be required as a result of such registration or qualification to
(i) execute a general consent to service of process which it would not otherwise be required to execute; (ii) qualify generally to do business where it would not otherwise be required to so qualify; or (iii) subject itself to taxation where it would not otherwise be subject to taxation.

                    (e) Notify promptly the Holders of Registrable Securities to be sold (and in any event within three (3) business days after) and (if requested by any such Person) confirm such notice in writing, (i) (A) when a prospectus or any prospectus supplement or post-effective amendment is proposed to be filed, and, (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal, Canadian, state or provincial governmental authority for amendments or supplements to a Registration Statement or related prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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                    (f)  Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                    (g) If requested by the Holders of a majority of the Registrable Securities being sold in connection with such offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the Holders reasonably request should be included therein regarding such Holders or the plan of distribution of the Registrable Securities, and (ii) make all required filings of the prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of such matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 2.1(g) that would, in the opinion of outside counsel for the Company, violate applicable law.

                    (h)  Upon the occurrence of any event contemplated by
Section 2.1(e)(v), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to each Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (i) Use its reasonable best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on each securities exchange or automated quotation system, if any, on which securities of the same class issued by the Company are then listed, and if the Registrable Securities are of a class of securities that is listed on a national securities exchange, file copies of any prospectus with such exchange in compliance with Rule 153 under the Securities Act so that the holders of Registrable Securities benefit from the prospectus delivery procedures described therein.

                    (j) In the event of any underwritten public offering requested by the Holders of a majority of the Shares covered by the Registration Statement with an underwriter reasonably acceptable to the Company:

                         (i)   enter into and perform its obligations under an
underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering, and furnish, at the request of Holders who own a majority of the Shares covered by such Registration Statement, on the date that such Registrable Securities are delivered to the underwriters for sale (A) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to each underwriter and to each Holder requesting registration of Registrable Securities, and (B) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and

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substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to each underwriter and to each Holder requesting registration of Registrable Securities;

                         (ii)  if requested by the managing underwriter or
underwriters (if any), any selling Holder, or such selling Holder's counsel, promptly incorporate into a prospectus supplement or post-effective amendment such information as such Person reasonably requests to be included therein with respect to the securities being sold by such selling Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

                         (iii) make available to one representative of the
selling Holders, the lead managing underwriter, and one attorney and accountant for the selling Holders and the managing underwriter (collectively, the "INSPECTORS"), such financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS") reasonably necessary to enable them to exercise their due diligence responsibility under the Securities Act and Exchange Act, and cause the Company's officers, directors and employees to supply such information as may reasonably be requested by any such Inspector in connection with such registration statement;

                         (iv)  participate, to the extent reasonably requested
by the lead managing underwriter for the offering, in customary reasonable efforts to sell the securities being offered, and cause such steps to be taken as to ensure such good faith participation of senior management officers of the Company in "road shows" as is customary; and

                         (v)   cooperate with the lead managing underwriter
participating in the disposition of Registrable Securities and its counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD"), including, if appropriate, the pre-filing of a prospectus as part of a shelf registration statement in advance of an underwritten offering.

                    (k) As soon as practicable, the Company will make generally available to its shareholders an earnings statement (which need not be audited) covering the twelve-month period beginning with the first month after the effective date of the Registration Statement that satisfies the provisions of
Section 11(a) of the Securities Act.

                    (l) During the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission, including pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act.

                    (m) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case no later than the effective date of such registration.

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               2.2  SELLER INFORMATION. (a) The Company may require each selling
Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of disposition as the Company may from time to time reasonably request; provided that such information shall be used only in connection with such registration.

                    (b) (i) If the Registration Statement refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall promptly (i) notify the Company and its counsel of the existence of any fact of which such Holder becomes aware and the happening of any event which relates to Holder or the distribution of the securities owned by such Holder which results in the Registration Statement containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading, or the Prospectus included in such Registration Statement containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances under which they were made, not misleading, and (ii) provide to the Company such information which relates to Holder or the distribution of the securities owned by such Holder as shall be necessary to enable the Company to prepare a supplement or post-effective amendment to such Registration Statement or related Prospectus or any document incorporated therein by reference or file any other documents required so that such Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                         (ii)  If the Registration Statement refers to any
Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal or state securities or "blue sky" statute and the rules and regulations thereunder then in force, deletion of the reference to such Holder.

               2.3 NOTICE TO DISCONTINUE. Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.1(e)(ii) through (v) or Section 2.2(b)(i), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.1(h) or Section 2.2(b)(ii) and, if so directed by the Company, such Holder shall deliver to the Company all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice pursuant to
Section 2.1, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Registration Rights Agreement by the number of days in excess of ten (10) business days during the period from and including the date

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of the giving of such notice pursuant to Section 2.1(e) to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus.

               2.4 EXPENSES OF REGISTRATION. Except only as specifically provided herein, all expenses incident to the performance of compliance with this Registration Rights Agreement by the Company shall be borne by the Company, regardless of whether the Registration Statement becomes effective, including, without limitation, (i) all registration and filing fees and expenses (including filings made with the National Association of Securities Dealers ("NASD"), if applicable); (ii) fees and expenses (including fees and expenses of counsel) of compliance with federal securities and state Blue Sky and other Canadian, provincial or other securities laws; (iii) expenses of printing, messenger and delivery services, duplication, word processing and telephone incurred by the Company (but not by the holders of Registrable Securities); (iv) fees and disbursements of counsel for the Company; (v) all application and filing fees in connection with listing Common Shares on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance). The Company will, in any event, bear its own internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company. The Investors will bear their own expenses not described above in connection with or arising out of the registration of their Shares except that the Company will pay the reasonable fees and expenses of one legal counsel for all Investors in connection with the registration of the Shares pursuant to this Agreement; PROVIDED, THAT, the maximum aggregate amount of all fees and expenses of counsel to the Investor required to be paid by the Company under this Agreement (other than pursuant to Section 2.5) and under the Purchase Agreement shall not exceed $25,000.

               2.5  INDEMNIFICATION.

                    (a) INDEMNIFICATION BY COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless each Holder and each underwriter, and each of their respective officers, directors, affiliates, advisors, stockholders, members, partners, agents and employees and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal, Canadian, provincial or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon or related to any of the following statements, omissions or violations (collectively a "VIOLATION") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendments or supplements thereto, or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (including any preliminary, final or summary prospectus, amendment or supplement thereto) included in such Registration Statement or any

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omission or alleged omission to state a material fact required to be stated
therein or necessary to make any statement therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation of the Securities Act, the Exchange Act, any Canadian, provincial or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any Canadian, provincial or state securities law in connection with the offering covered by the Registration Statement; PROVIDED, HOWEVER, that the Company will not be liable for indemnification in any such case to the extent that any losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact so made in reliance upon and in conformity with written information furnished to the Company by such Holder; and PROVIDED, FURTHER, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not apply or inure to the benefit of any selling Holder or underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such selling Holder or underwriter or any of their respective officers, directors, affiliates, advisors, stockholders, members, partners, agents or employees, if copies of the prospectus were timely delivered to the Holder selling the Shares or the underwriter and a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder selling the Shares or the underwriter to such person, if required by law so to have been delivered, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Subject to Section 2.5(c), the Company will pay to each such Holder, officer, director, affiliate, advisor, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                    (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, the officers, directors, affiliates, advisors and underwriters of the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities (joint or several) to which the Company or any such officer, director, affiliate, advisor, underwriter or controlling person may become subject under the Securities Act, the Exchange Act or other federal, Canadian, provincial or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs as a result of reliance by the Company upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration. Subject to Section 2.5(c), each such Holder will pay to the Company, or any such officer, director, affiliate, advisor, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; PROVIDED, HOWEVER, that in no event shall any indemnity under this
Section 2.5(b) exceed the dollar amount of net proceeds from the offering received by such Holder.

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                    (c)  CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by an indemnified party under this Section 2.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, (i) in the reasonable judgment of any such indemnified party, based upon advice of counsel, a conflict of interest exists between such indemnified party and the indemnifying party with respect to such claims or (ii) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or has failed to employ counsel reasonably satisfactory to such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such indemnified party; provided, however, that the indemnified party shall be entitled to elect only one counsel in the United States (and, if necessary, one counsel in Canada) at the expense of the indemnifying party and such counsel shall be reasonably acceptable to the indemnifying party). All such fees, disbursements and other charges shall be reimbursed by the indemnifying party promptly as they are incurred. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if it is finally determined in a court of competent jurisdiction (which determination is not subject to appeal) that such failure is materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.5. No indemnifying party shall be liable for any settlement of any claim or action effected by an indemnified party without its written consent, which consent shall not be unreasonably withheld.

                    (d) CONTRIBUTION. (i) If the indemnification provided for in this Section 2.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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                         (ii)  The Company and the Holders agree that it would
not be just and equitable if contribution pursuant to this Section were determined by a method of allocation that does not take account the equitable considerations referred to in the immediately preceding paragraph, provided that a Holder of Registrable Securities shall not be required to contribute under this Section 2.5 in excess of the lesser of (A) that proportion of the total liability indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement by such Holder and (B) the net proceeds received by such Holder from its sale of Registrable Securities under such Registration Statement. No person found guilty of fraudulent representation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person not found guilty of such fraudulent misrepresentation

                    (e) SURVIVAL; SETTLEMENT. The obligations of the Company and Holders under this Section 2.5 shall survive completion of any offering of Registrable Securities in a registration statement, the termination of this Registration Rights Agreement and any sale by the Holders of Registrable Securities. No indemnifying party, in the defense of any such claim or litigation, shall, except with the written consent of each indemnified party in such claim or litigation, consent to entry of any judgment or enter into any settlement which consent shall not be unreasonably withheld, unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party and (iii) does not commit the indemnified party to take, or to forbear to take, any action.

               2.6 TERMINATION OF REGISTRATION RIGHTS. Notwithstanding anything herein to the contrary, a Holder shall not be entitled to any registration rights, rights to liquidated damages or other rights hereunder (a) if all of the Registrable Securities covered by the Registration Statement have been sold or
(b) if all Registrable Securities covered by the Registration Statement may be sold during any 90 day period without registration under the Securities Act pursuant to the exemptions provided by Rule 144 under the Securities Act ("TERMINATION EVENT"); PROVIDED, HOWEVER, that any right to liquidated damages, indemnification or any other right that had accrued to the benefit of such Holder prior to the Termination Event but had not been satisfied as of the Termination Event, shall remain in effect after the Termination Event until satisfied.

          3.   INTENTIONALLY LEFT BLANK

          4.   LIQUIDATED DAMAGES

                    (a) (i) The Company acknowledges and agrees that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if the Company fails to fulfill certain of its obligations hereunder. Accordingly, if the Registration Statement has not been declared effective by the Commission within 120 days after the Closing, the Company agrees to pay liquidated damages (for loss of benefit of a bargain and not as a penalty) to each Holder of Registrable Securities in an amount equal to .5% of the dollar amount of such Holder's investment in the Registrable Securities for each month until the Registration Statement is

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declared effective, or until 180 days after the Closing, whichever occurs first.
Commencing on the 181st day of the Closing, if the Registration Default persists, the foregoing required percentage payment by the Company for each month shall increase to .75% until the Registration Statement is declared effective. To the extent applicable, payment of accrued liquidated damages shall be payable monthly in advance with the first payment being due on the 121st day following Closing and additional payments, if any, being due every 30 days thereafter until the Registration Statement is declared effective.

                         (ii) If the Registration Statement is declared
effective but shall thereafter cease to be effective without being succeeded within 30 days (or within 45 days in the event that the Company exercises its Suspension Right) by any additional Registration Statement filed and declared effective, the Company agrees to pay liquidated damages (for loss of benefit of a bargain and not as a penalty) to each Holder of Registrable Securities for each month that the Registration Statement is not effective in an amount equal to .5% of the dollar amount of such Holder's investment in Registrable Securities then held by such Holder. To the extent applicable, payment of accrued liquidated damages shall be payable monthly in advance with the first payment being due on the 31st day (or 46th day in the event the Company exercises its Suspension Right) after such Registration Statement ceases to be effective without being succeeded by a successor Registration Statement, and additional payments, if any, being due every 30 days thereafter until a successor Registration Statement is filed and declared effective.

                    (b) All accrued liquidated damages shall be paid to Holders by the Company by wire transfer of immediately available funds or by federal funds check by the Company. Following the cure of a registration default described in Section 4(a)(i) or (ii), the accrual of liquidated damages will cease to accrue with respect to such default.

                    (c)  All of the obligations of the Company set forth in this
Section 4 that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

                    (d) So long as the Company is using best efforts to file and have the Registration Statement (or if applicable, a successor Registration Statement) declared effective, the remedies set forth in this Section 4 shall be the sole and exclusive remedies available to any Holder for failure of the Company to comply with its obligation to file the Registration Statement, have the Registration Statement declared effective or maintain the effectiveness of the Registration Statement under this Agreement. However, if the Company is not using such best efforts, the Holders shall have the right to pursue all available remedies at law or in equity for a breach of such Company obligations.

          5.  MISCELLANEOUS

               5.1 GOVERNING LAW; EXCLUSIVE JURISDICTION. This Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to contracts entered into and performed entirely in New York by New York residents, without regard to conflicts of law principles. The parties hereto (a) agree that any suit, action or other proceeding arising out of this Agreement shall be brought only in the courts of the State of New York or the courts of the United States located within the State of New York, in each case in the County of New York, (b) consent and submit to the exclusive jurisdiction of each such court in any such suit, action or proceeding and (c) waive any objection which they, or any of them, may have to personal jurisdiction or the laying of venue of any such suit, action or proceeding in any of such courts, and agree not to seek to change venue.

               5.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby.

               5.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each Permitted Assignee of Registrable Securities from time to time. A "PERMITTED ASSIGNEE" shall mean with respect to any Investor, any other person directly or indirectly controlling or controlled by or under direct or indirect, common control with such Investor.

               5.4 ENTIRE AGREEMENT. This Registration Rights Agreement, including any exhibits hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

               5.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               5.6 AMENDMENT AND WAIVER. The provisions of this Registration Rights Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority of the then outstanding Registrable Securities; PROVIDED, HOWEVER, that Sections 2.1 and 2.5 shall not be amended, modified or supplemented, and waivers or consents to departures from this proviso may not be given, unless the Company has obtained the written consent of each Holder of the then outstanding Registrable Securities.

               5.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Registration Rights Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character of any breach, default or noncompliance under the Agreement or any waiver of any provisions or conditions of this Registration Rights Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing by the waiving party.

               5.8 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) upon receipt or refusal of receipt when sent by first-class registered or certified mail, return receipt requested, postage prepaid, or (d) upon receipt or refusal of receipt after deposit with a nationally recognized overnight express courier, postage prepaid, specifying next day delivery with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth below or at such other address as such party may designate by ten (10) days advance written notice to the other party. All communications shall be addressed as follows:

                    (a)  if to the Company, to:

                          VISIBLE GENETICS INC.
                          700 Bay Street, Suite 1000
                          Toronto, Ontario
                          M5G 1Z6
                          Telephone: (416) 813-3240
                          Facsimile: (416) 813-3250
                          Attention:  Chief Executive Officer

                         with a copy so mailed to:

                          BAER MARKS & UPHAM LLP
                          805 Third Avenue
                          New York, New  York  10022
                          Telephone: (212) 702-5700
                          Facsimile: (212) 702-5941
                          Attention: Steven S. Pretsfelder

                    (b) if to the Investors, at the address as set forth on the Counterpart Execution Page of this Registration Rights Agreement, with a copy to Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, MA 02109 Ph 617-570-1000, fax 617-523-1231 Attn: Laura C. Hodges Taylor, P.C.

               5.9 SECURITIES HELD BY THE COMPANY OR ITS AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Holders or subsequent Holders of Registrable Securities if such Holders or subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

               5.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Registration Rights Agreement are for convenience of reference only and are not to be considered in construing this Registration Rights Agreement.

               5.11 COUNTERPARTS. This Registration Rights Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          If this Registration Rights Agreement is satisfactory to you, please so indicate by signing a counterpart execution page to this Registration Rights Agreement and a Registration Statement Questionnaire and return such counterpart and questionnaire to the Company whereupon subject to the Company's acceptance of your subscription, this Registration Rights Agreement will become binding between us in accordance with its terms.

                                         VISIBLE GENETICS INC.


                                         By:
                                            ------------------------------------
                                            Name: Thomas J. Clarke
                                            Title: Chief Financial Officer


                                         By:
                                            ------------------------------------
                                            Name: Marguerite Ethier
                                            Title: General Counsel

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

          By signing below, the undersigned agrees to the terms of the Visible Genetics Inc. Registration Rights Agreement.

                                         INVESTOR:


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Address:
                                                    ----------------------------

                                                    ----------------------------

                                                    ----------------------------
                                         Facsimile:
                                                   -----------------------------

                                                                      Appendix I

                              VISIBLE GENETICS INC.
                      REGISTRATION STATEMENT QUESTIONNAIRE

          In connection with the preparation of the Registration Statement, please provide us with the following information:

                         (i)   Please state your or your organization's name
exactly as it should appear in the Registration Statement: _____________________
_______________________________

                         (ii)  Please provide the following information, as of
December __, 2001:

               a)   Number of Shares that you are purchasing:

               b) Number of Shares that you seek to include in the Registration Statement:

               c)   Number of Common Shares that you already beneficially own:

               d) Number of any other securities of the Company that you already beneficially own (please specify the class or type):

               e) Total Number of Securities that you already beneficially own:

                         (iii) Please indicate the name of any person or entity
who has voting or other dispositive power over the shares of Visible Genetics Inc. which you beneficially own. Please indicate for each such person whether the power is held solely by that person or is shared with other persons and, if shared, name all such other persons.

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                         (iv)  If voting or dispositive power is held by an
entity, please indicate the identity of the persons who have ultimate voting and/or dispositive power over such entity as it relates to the shares of Visible Genetics Inc., and whether such voting or dispositive power is shared with other persons, and if shared, name all such other persons.

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

                         (v)   Have you or your organization had any position,
office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Company's 2000 Annual Report on Form 20-F? Yes_____ No_____

          If yes, please indicate the nature of any such relationships:_________

                         (vi)  Please describe your Plan of Distribution for the
shares you wish to sell:

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       -------------------------------------------------------------------

                                         INVESTOR:


                                         By:
                                            ------------------------------------
                                            Print Name:
                                            Title:

          The foregoing constitutes the only information furnished to the Company for inclusion in the Registration Statement for purposes of Section 2.5(b) of the Registration Rights Agreement.